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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2000



                                POPMAIL.COM, INC.
             (Exact name of registrant as specified in its charter)

         MINNESOTA                                          0-23243                                         31-1487885
(State or other jurisdiction                         (Commission File Number)                             (IRS Employer
   of incorporation)                                                                                   Identification No.)

                         1333 CORPORATE DRIVE, SUITE 350
                                IRVING, TX 75038
                    (Address of principal executive offices)



          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (972) 550-5500


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Item 5.  OTHER EVENTS

The Press Release issued by the Registrant, dated September 15, 2000, has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

                 99.1     Press Release dated September 15, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            POPMAIL.COM, INC.


Date:  September 20, 2000                   By:  s/ Stephen Spohn
                                               ---------------------------------
                                                     Stephen Spohn
                                                     Chief Financial Officer






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                                  EXHIBIT INDEX




99.1     Press Release dated September 15, 2000.